Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the FMI Mutual Funds, Inc. hereby certifies, to such officer’s knowledge, that the report on Form N-CSR of the FMI Mutual Funds, Inc. for the period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the FMI Mutual Funds, Inc.             .

/s/Ted D. Kellner Ted D. Kellner Chief Executive Officer and Chief Financial Officer FMI Mutual Funds, Inc.
Dated: 11-15-07